Net loss per share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Net loss per share	Net Loss per Share
As a result of the Business Combination, the Company has retroactively restated the weighted average number of outstanding prior to April 5, 2022 to give effect to the Exchange Ratio.
The following table sets forth the loss per share calculations for the year ended December 31, 2022 compared to the period ended December 31, 2021:

	For the Year Ended December 31, 2022	For the Period from March 10, 2021 to December 31, 2021
Numerator
Net loss attributable to controlling interests shareholders	$(49,973,249)	$(53,643,615)

Denominator
Total weighted average number of outstanding shares	29,361,353	7,840,707

Net loss per share – basic and diluted	$(1.70)	$(6.84)
The weighted average number of shares used to calculate the net loss per share – basic for the year ended December 31, 2022 excludes 13,723,511 Class C Ordinary Shares as they do not carry economic rights.
In the event that ML Parties (other than the BVF Shareholders) elected to convert their 407,968 MoonLake AG Common Shares into 13,723,511 Class A Ordinary Shares, the weighted average number of shares outstanding would have been 40,547,405 for the year ended December 31, 2022, resulting in a net loss per share of $(1.59). Upon conversion, 13,723,511 Class C Ordinary Shares would be forfeited and there would no longer be any noncontrolling interests.
Upon conversion, the Company's number of Class A Ordinary Shares outstanding would be 52,701,111 as of March 20, 2023, the date the consolidated financial statements were issued.